Exhibit 99.1

ServisFirst Bancshares, Inc. NASDAQ: SFBS August 2019

Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . In addition, ServisFirst Bancshares, Inc . may file or furnish documents with the Securities and Exchange Commission which contain forward - looking statements and management may make forward - looking statements orally to analysts, investors, representatives of the media and others . These statements are based on the current beliefs and expectations of ServisFirst Bancshares, Inc . ’s management and are subject to significant risks and uncertainties . Actual results may differ from those set forth in the forward - looking statements . Factors that could cause ServisFirst Bancshares, Inc . ’s actual results to differ materially from those described in the forward - looking statements can be found in ServisFirst Bancshares, Inc . ’s Annual Report on Form 10 - K for the year ended December 31 , 2018 , and Quarterly Reports on Form 10 - Q for the quarters ended June 30 , 2019 , March 31 , 2019 , and September 30 , 2018 , which have been filed with the Securities and Exchange Commission and which are available on ServisFirst Bancshares, Inc . ’s website ( www . servisfirstbank . com ) and on the Securities and Exchange Commission’s website ( www . sec . gov ) . ServisFirst Bancshares, Inc . does not undertake to update the forward - looking statements to reflect the impact of circumstances or events that may arise after the date of the forward - looking statements . ▪ Non - GAAP Financial Measures This presentation includes non - GAAP financial measures . Information about any such non - GAAP financial measures, including a reconciliation of those measures to GAAP, can be found in the presentation . 2

ServisFirst at a Glance Overview ▪ Founded in 2005 in Birmingham, AL ▪ Single bank BHC High - Performing Metropolitan Commercial Bank ▪ Total Assets (1) : $8.7 billion ▪ Stockholders’ Equity (1) : $779 million High Growth Coupled with Pristine Credit Metrics (3) ▪ Gross Loans CAGR: 18% ▪ Total Deposits CAGR: 18% ▪ Net Income for Common CAGR: 27% ▪ Diluted EPS CAGR: 22% 3 ▪ ROAA (2) : 1.72% ▪ Efficiency Ratio (2) : 34.33% 1) As of June 30, 2019 2) For six months ended June 30, 2019 3) 5 - year compounded annual growth rate calculated from December 31, 2013 to December 31, 2018 ▪ NPAs / assets (1) : 0.43% ▪ NPLs / loans (1) : 0.46%

Our Business Strategy ▪ Simple business model – Loans and deposits are primary drivers, not ancillary services ▪ Limited branch footprint – Technology provides efficiency ▪ Big bank products and bankers – With the style of service and delivery of a community bank ▪ Core deposit focus coupled with C&I lending emphasis ▪ Scalable, decentralized business model – Regional CEOs drive revenue ▪ Opportunistic expansion, attractive geographies – Teams of the best bankers in each metropolitan market ▪ Disciplined growth company that sets high standards for performance 4

Opportunistic Expansion ▪ Identify great bankers in attractive markets – Focus on people as opposed to places – Target minimum of $300 million in assets within 3 years – Best bankers in growing markets ▪ Market strategies – Regional CEOs execute simple business model – Back office support and risk management infrastructure – Non - legal board of directors comprised of key business people – Provide professional banking services to mid - market commercial customers that have been neglected or pushed down to branch personnel by national and other larger regional banks ▪ Opportunistic future expansion – Southern markets, metropolitan focus – Draw on expertise of industry contacts 5

Milestones 6 ▪ Founded in May 2005 with initial capital raise of $35 million ▪ Reached profitability during the fourth quarter of 2005 and have been profitable every quarter since ▪ Achieved total asset milestones of $1 billion in 2008, $2 billion in 2011, $3 billion in 2013, $4 billion in 2014, $5 billion in 2015, $6 billion in 2016, $7 billion in 2017, and $8 billion in 2018 2014 May ’05: Founded in Birmingham, AL June ’07: Montgomery, AL March ’11: Correspondent Banking April ’13: Mobile, AL May ’14: NASDAQ listed August ’06: Huntsville, AL September ’08: Dothan, AL April ’11: Pensacola, FL April ’13: Nashville, TN February ‘15: Metro Bank Acquisition January ’15: Charleston, SC 2015 2012 2013 2011 2010 2009 2008 2007 2006 2005 January ’16: Tampa Bay, FL 2017 2016 2018 2019 August ‘19: Southwest Florida LPO September ‘18: Fort Walton, FL LPO January ‘17: Fairhope, AL

Our Footprint 7 ServisFirst Branches (20) ServisFirst LPOs (2)

Our Regions 8 1) Represents metropolitan statistical areas (MSAs) 2) As of August 2019 3) As reported by the FDIC as of 6/30/2018 4) Loan production office Total Branches (2) Total MSA Deposits (3) ($ in billions) Market Share (3) (%) 3 37.7 7.1 2 8.0 9.6 2 7.9 7.1 3 7.1 3.8 2 3.3 15.6 1 85.2 0.2 Sarasota-North Port-Sarasota-Bradenton (4) 1 20.9 0.0 2 7.2 5.1 Crestview-Fort Walton Beach-Destin (4) 1 5.3 0.0 1 61.5 0.5 Atlanta-Sandy Springs-Roswell 3 173.1 0.2 Charleston-North Charleston 1 13.9 1.0 Nashville-Davidson-Murfreesboro-Franklin Montgomery Dothan Mobile Florida Tampa-St. Petersburg-Clearwater Region (1) Alabama Georgia South Carolina Birmingham-Hoover Huntsville Pensacola-Ferry Pass-Brent Tennessee

Our Business Model ▪ “Loan making and deposit taking” – Traditional commercial banking services – No emphasis on non - traditional business lines ▪ Culture of cost control – “Branch light,” with $370 million average deposits per banking center – Leverage technology and centralized infrastructure – Headcount focused on production and risk management – Key products; including remote deposit capture, cash management, remote currency manager – Outsource selected functions ▪ C&I lending expertise – 38% of gross loans – Target customers: privately held businesses $2 to $250 million in annual sales, professionals, affluent consumers 9

Scalable, Decentralized Structure ▪ Local decision - making – Emphasize local decision - making to drive customer revenue – Centralized, uniform risk management and support – Conservative local lending authorities, covers most lending decisions ▪ Geographic organizational structure (as opposed to line of business structure) ▪ Regional CEOs empowered and held accountable – Utilize stock based compensation to align goals ▪ Top - down sales culture – Senior management actively involved in customer acquisition 10

Correspondent Banking Footprint 11

Our Management Team Thomas A. Broughton, III President and Chief Executive Officer ▪ Previously President and CEO of First Commercial Bank (acquired by Synovus Financial, 1992); subsequently, regional CEO for Synovus ▪ American Banker’s 2009 Community Banker of the Year ▪ 64 years old 12 William M. Foshee EVP and Chief Financial Officer ▪ Previously Chief Financial Officer of Heritage Financial Holding Corporation ▪ Certified public accountant ▪ 64 years old Clarence C. Pouncey , III EVP and Chief Operating Officer ▪ Previously with Wachovia; oversaw production functions in Alabama, Arizona, Tennessee and Texas ▪ Previously SVP of SouthTrust Bank ▪ 62 years old Henry F. Abbott SVP and Chief Credit Officer ▪ Previously Senior Vice President and Chief Credit Officer of the Correspondent Banking Division, ServisFirst Bank ▪ 39 years old Rodney E. Rushing EVP, Correspondent Banking Executive ▪ Previously Executive Vice President of Correspondent Banking, BBVA - Compass ▪ 61 years old ▪ Insiders own approximately 13% of outstanding shares

Our Regions Rex D. McKinney EVP and Regional CEO Pensacola ▪ Previously EVP/Senior Commercial Lender for First American Bank/Coastal Bank and Trust ( Synovus ) ▪ 56 years old 13 Andrew N. Kattos EVP and Regional CEO Huntsville ▪ Previously EVP/Senior Lender for First Commercial Bank ▪ 50 years old J. Harold Clemmer EVP and Regional CEO Atlanta ▪ Previously President of Fifth Third Bank Tennessee and Fifth Third Bank Georgia ▪ 51 years old W. Bibb Lamar EVP and Regional CEO Mobile ▪ Previously CEO of BankTrust for over 20 years ▪ 75 years old G. Carlton Barker EVP and Regional CEO Montgomery ▪ Previously Group President for Regions Bank Southeast Alabama Bank Group ▪ 71 years old B. Harrison Morris EVP and Regional CEO Dothan ▪ Previously Market President of Wachovia’s operation in Dothan ▪ 43 years old Gregory W. Bryant EVP and Regional CEO Tampa Bay ▪ Previously President and CEO of Bay Cities Bank in Tampa Bay ▪ 55 years old Thomas G. Trouche EVP and Regional CEO Charleston ▪ Previously Executive Vice President Coastal Division for First Citizens Bank ▪ 55 years old Bradford A. Vieira EVP and Regional CEO Nashville ▪ Previously SVP and Commercial Banking Manager at ServisFirst Bank ▪ 43 years old

Financial Results

Balance Sheet Growth 15 5 - year (1) CAGR = 18% 5 - year (1) CAGR = 18% Gross Loans ($mm) Total Deposits ($mm) ▪ 5 - year (1) CAGR of gross loans and total deposits = 18% ▪ 5 - year (1) CAGR of non - interest bearing deposits = 19% ▪ 5 - year (1) CAGR of C&I loans = 14% $2,859 $3,360 $4,216 $4,912 $5,851 $6,533 $6,968 2013 2014 2015 2016 2017 2018 6/30/2019 1) 5 – year CAGR = 12/31/2013 – 12/31/2018 $3,020 $3,398 $4,224 $5,420 $6,092 $6,916 $7,405 2013 2014 2015 2016 2017 2018 6/30/2019

▪ Rare combination of balance sheet growth and earnings power ▪ EPS growth includes impact of $55.1 million of common stock issued in five private placements as we entered new markets and $56.9 from the initial public offering Income Growth 16 5 - year (1) CAGR = 27% 5 - year (1) CAGR = 22% Net Income Available to Common Stockholders ($mm) Diluted Earnings Per Common Share $41.2 $51.9 $63.3 $81.4 $93.0 $136.9 $70.6 2013 2014 2015 2016 2017 2018 6/30/2019 0.95 1.05 1.20 1.52 1.72 2.53 1.31 2013 2014 2015 2016 2017 2018 6/30/2019 1) 5 – year CAGR = 12/31/2013 – 12/31/2018

▪ Primary focus on building core deposits, highlighted by non - interest bearing accounts and non - reliance on CDs ▪ C&I lending expertise within a well balanced loan portfolio Balance Sheet Makeup 17 Deposit Mix (1) 1.74% Cost of Interest Bearing Deposits (2) Loan Portfolio (1) 5.23% Yield on Loans (2) 1) As of June 30, 2019 2) Average for the three months ended June 30, 2019 Non - interest bearing 21% CDs 9% NOW, Money market, and savings 70% Commercial & industrial 38% Consumer 1% Real estate - construction 9% Consumer mortgage 9% CRE non - owner occupied 21% CRE owner occupied 22%

Loan Growth by Region 18 12/31/2018 6/30/2019 YTD Growth YTD Annualized Growth Rate 2,772,603$ 3,003,462$ 230,859$ 17% 325,615$ 417,961$ 92,346$ 57% 357,974$ 393,805$ 35,831$ 20% 389,707$ 417,169$ 27,462$ 14% 435,318$ 450,056$ 14,738$ 7% 191,824$ 206,338$ 14,514$ 15% 623,974$ 634,175$ 10,201$ 3% 577,670$ 586,745$ 9,075$ 3% 617,811$ 619,150$ 1,339$ 0% 241,003$ 239,025$ (1,978)$ -2% 6,533,499$ 6,967,886$ 434,387$ 13% Dollars in Thousands Region Total Loans Mobile, AL Atlanta, GA Charleston, SC Dothan, AL West Florida Huntsville, AL Pensacola, FL Montgomery, AL Birmingham, AL Nashville, TN

Loan Growth by Type 19 Dollars in Thousands Loan Type 12/31/2018 6/30/2019 2,513,225$ 2,633,529$ 120,304$ 28% 533,192$ 603,779$ 70,587$ 16% Owner-Occupied Commercial 1,463,887$ 1,538,279$ 74,392$ 17% 1-4 Family Mortgage 621,634$ 630,963$ 9,329$ 2% Other Mortgage 1,337,068$ 1,496,512$ 159,444$ 37% Subtotal: Real Estate - Mortgage 3,422,589$ 3,665,754$ 243,165$ 56% 64,493$ 64,824$ 331$ 0% Total Loans 6,533,499$ 6,967,886$ 434,387$ YTD Growth by Loan Type % of YTD Growth Real Estate - Mortgage: Commercial, Financial and Agricultural Real Estate - Construction Consumer

Credit Trends 20 (In Thousands) 2013 2014 2015 2016 2017 2018 6/30/2019 1-4 Family Construction Speculative 16,403$ 13,608$ 25,794$ 27,835$ 31,230$ 34,594$ 51,530$ 1-4 Family Construction Sold 21,414$ 28,124$ 29,086$ 45,051$ 47,441$ 46,467$ 58,981$ Resi Acquisition & Development 20,474$ 20,009$ 18,693$ 17,681$ 40,956$ 24,542$ 26,245$ Multifamily Permanent 38,601$ 54,725$ 71,217$ 92,052$ 127,502$ 160,981$ 226,844$ Residential Lot Loans 20,418$ 25,630$ 27,844$ 23,138$ 20,059$ 26,222$ 24,309$ Commercial Lots 9,479$ 16,007$ 17,986$ 25,618$ 31,601$ 43,610$ 43,667$ Raw Land 24,686$ 30,124$ 60,360$ 37,228$ 44,145$ 50,111$ 55,472$ Commercial Construction 50,389$ 76,904$ 72,807$ 158,537$ 365,442$ 307,645$ 351,391$ Other CRE Income Property 273,806$ 341,262$ 517,416$ 640,793$ 748,630$ 1,045,233$ 1,145,587$ Total CRE (Excluding O/O CRE) 475,671$ 606,394$ 841,203$ 1,067,930$ 1,457,006$ 1,739,405$ 1,984,026$ Total Risk-Based Capital (Bank Level) 343,904$ 458,073$ 530,688$ 616,415$ 718,151$ 838,216$ 895,770$ CRE as % of Total Capital 138% 132% 159% 173% 203% 208% 221% Total Gross Loans 2,858,868$ 3,359,858$ 4,216,375$ 4,911,770$ 5,851,261$ 6,533,499$ 6,967,886$ CRE as % of Total Portfolio 17% 18% 20% 22% 25% 27% 28% CRE Owner Occupied 710,372$ 793,917$ 1,014,669$ 1,171,719$ 1,328,666$ 1,463,887$ 1,538,534$ CRE OO as % of Total Portfolio 25% 24% 24% 24% 23% 22% 22% CRE OO as % of Total Capital 207% 173% 191% 190% 185% 175% 172% AD&C 151,868$ 208,769$ 243,267$ 335,085$ 580,874$ 533,191$ 603,779$ AD&C as % of Total Capital 44% 46% 46% 54% 81% 64% 67% AD&C as % of Total Portfolio 5% 6% 6% 7% 10% 8% 9% Commercial Real Estate Trends Acquisition, Development, & Construction Trends Year Ended December 31,

▪ Strong loan growth while maintaining asset quality discipline Credit Quality 21 Allowance for Loan Losses / Total Loans Net Charge Offs / Total Average Loans Non - Performing Assets / Total Assets Non - Performing Loans / Total Loans 0.64% 0.41% 0.26% 0.34% 0.26% 0.41% 0.43% 2013 2014 2015 2016 2017 2018 6/30/2019 0.34% 0.30% 0.18% 0.34% 0.19% 0.43% 0.46% 2013 2014 2015 2016 2017 2018 6/30/2019 0.33% 0.17% 0.13% 0.11% 0.29% 0.20% 0.21% 2013 2014 2015 2016 2017 2018 6/30/2019 1.07% 1.06% 1.03% 1.06% 1.02% 1.05% 1.02% 2013 2014 2015 2016 2017 2018 6/30/2019

▪ Consistent earnings results and strong momentum Profitability Metrics 22 Core Return on Average Assets (1) Core Return on Average Equity (1) Core Return on Average Common Equity (1) Net Interest Margin 1) For a reconciliation of these non - GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Exp lanation of Non - GAAP Financial Measures" included on page 35 of this presentation. 1.31% 1.44% 1.42% 1.42% 1.48% 1.88% 1.72% 2013 2014 2015 2016 2017 2018 6/30/2019 15.69% 16.74% 15.73% 16.63% 16.95% 20.95% 19.06% 2013 2014 2015 2016 2017 2018 6/30/2019 3.80% 3.68% 3.75% 3.42% 3.68% 3.75% 3.50% 2013 2014 2015 2016 2017 2018 6/30/2019 15.70% 14.88% 14.96% 16.64% 16.96% 20.96% 19.07% 2013 2014 2015 2016 2017 2018 6/30/2019

▪ Our operating structure and business strategy enable efficient, profitable growth Efficiency 23 Core Efficiency Ratio (1) and Core Non - interest Expense / Average Assets (1) (1) (1) 45.54% 41.54% 38.69% 38.75% 40.60% 39.47 34.71% 32.57% 34.33% 1.79% 1.64% 1.51% 1.47% 1.55% 1.41 1.32% 1.26% 1.25% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2011 2012 2013 2014 2015 2016 2017 2018 2019 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% Core Efficiency Ratio Core Non-interest Expense / Average Assets 1) For a reconciliation of these non - GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Explanation of Non - GAAP Financial Measures" included on page 35 of this presentation .

Interest Rate Risk Profile 24 Change in Net Interest Income Scenario Based on parallel shift in yield curve and a static balance sheet Variable - Rate Loans 47% of loans are variable rate Deposit Mix 21% of deposits are held in non - interest bearing demand deposit accounts - 2.1% 1.3% 2.2% - 5.3% 6.3% 10.2% -9.0% -4.0% 1.0% 6.0% 11.0% Down 100 bps Up 100 bps Up 200 bps Year 1 Year 2

SFBS Adjusted Funding Cost Comparative Analysis Description of Analysis ▪ The following analysis was conducted in an effort to assess the value assigned by the market to ServisFirst’s branch delivery system relative to its reported cost of deposits ▪ Fundamental to the analysis is the approximation of an adjusted cost of deposits, which are inclusive of estimated expenses or “overhead” attributable to the branch delivery system, the calculation of which is predicated on the following assumptions: – Reported cost of interest bearing deposits and reported cost of total deposits for the quarter ending June 30, 2019 and LTM as of June 30, 2019 serve as the basis for the funding costs – Reported deposit costs are adjusted to include 41.4% of reported compensation and benefits expense , and 78.2% of reported occupancy & equipment expense for the same Most Recent Quarter (MRQ) and Most Recent Year (MRY) time periods (1) ▪ In order to gauge the resulting adjusted cost of deposits relative to market valuation, the same analysis was performed across three comparable groups for purposes of comparing / contrasting ServisFirst’s position relative to peers (2) : – Southeast Peer Group: Selected Major Exchange Southeast Banks with Total Assets $5 Billion - $15 Billion – High Performing Peer Group: Selected Major Exchange Nationwide Banks with Total Assets $5 Billion - $30 Billion, TCE / TA > 8.0%, and MRQ Core ROAA > 1.60% – High Priced Peer Group: Selected Major Exchange Nationwide Banks with Total Assets $5 Billion - $30 Billion and P / TBV > 210% 25 1) Percentages derived from SFBS management’s internal analysis ; inclusive of management estimates of salary and benefits expense for deposit gathering officers, support staff, monthly core system costs, and additional support center overhead 2) Selected Peer Groups can be found on page 36

SFBS Adjusted Funding Cost Comparative Analysis 26 1) Selected Major Exchange Southeast Banks with Total Assets $5 Billion - $15 Billion 2) Selected Major Exchange Nationwide Banks with Total Assets $5 Billion - $30 Billion, TCE / TA > 8.0%, and MRQ Core ROAA > 1.60% 3) Selected Major Exchange Nationwide Banks with Total Assets $5 Billion - $30 Billion and P / TBV > 210% Note: Financial data as of June 30, 2019 Note: Market information as of August 22, 2019 Source: S&P Global Market Intelligence Assumptions: Timing Basis 6/30/2019 % Comp & Benefits Allocated 41.4% % Occupancy & Equipment Allocated 78.2% Market Information Reported Cost Adjusted Cost Impact of Adjustment Price / Cost of Int. Bearing Cost of Total Adjust. Cost of Int. Adjust. Cost of Total Basis Points Increase Basis Points Increase Branch Ave. Dep. 2019E 2020E Deposits (%) Deposits (%) Bearing Deposits (%) Deposits (%) Cost of Int. Bearing Cost of Total Deposits Count / Branch TBV EPS EPS Ticker Company City, State (#) ($M) (%) (x) (x) MRQ MRY MRQ MRY MRQ MRY MRQ MRY MRQ MRY MRQ MRY SFBS ServisFirst Bancshares Inc. Birmingham, AL 20 $370.2 213 11.6x 11.3x 1.74% 1.16% 1.35% 0.89% 2.29% 1.75% 1.78% 1.33% 55 59 43 44 Southeast Peer Group (1) High 205 $232.8 211 15.8x 14.7x 1.49% 1.03% 1.17% 0.89% 4.18% 3.82% 2.86% 2.59% 273 282 187 191 Low 25 $42.8 94 10.7x 8.4x 0.70% 0.45% 0.50% 0.32% 2.29% 2.01% 1.62% 1.40% 126 133 91 100 Mean 119 $96.0 171 13.1x 11.8x 1.12% 0.75% 0.83% 0.56% 2.81% 2.50% 2.07% 1.83% 169 175 124 128 Median 122 $62.6 177 12.9x 11.9x 1.09% 0.70% 0.80% 0.53% 2.61% 2.35% 1.92% 1.73% 157 154 117 114 High Performing Peer Group (2) High 246 $564.2 429 27.0x 25.3x 1.89% 1.45% 1.49% 1.09% 8.96% 8.16% 6.22% 5.63% 771 733 536 506 Low 20 $36.3 102 8.2x 8.1x 0.30% 0.17% 0.19% 0.13% 2.05% 1.73% 0.96% 0.90% 67 70 54 55 Mean 112 $141.6 204 13.6x 12.3x 1.14% 0.78% 0.81% 0.55% 2.89% 2.56% 2.02% 1.75% 175 178 121 120 Median 100 $89.0 190 13.2x 11.3x 1.30% 0.82% 0.82% 0.54% 2.50% 2.18% 1.82% 1.51% 154 156 101 104 High Priced Peer Group (3) High 543 $224.5 429 27.0x 25.3x 1.49% 1.01% 1.13% 0.76% 3.59% 3.32% 2.74% 2.49% 210 231 161 173 Low 60 $35.2 211 10.5x 8.5x 0.07% 0.07% 0.04% 0.04% 1.51% 1.47% 0.82% 0.81% 106 106 77 77 Mean 150 $88.2 262 17.2x 15.3x 0.72% 0.47% 0.51% 0.33% 2.34% 2.12% 1.61% 1.44% 162 164 110 111 Median 89 $70.7 253 15.5x 14.7x 0.69% 0.42% 0.48% 0.28% 2.30% 2.06% 1.55% 1.39% 164 160 108 109

Appendix

Our Regions: Centers for Continued Growth Birmingham, Alabama ▪ Key Industries: Metals manufacturing, finance, insurance, healthcare services and distribution ▪ Key Employers: Protective Life, Encompass Health, Vulcan Materials Company, AT&T, American Cast Iron Pipe Company, Southern Company, and University of Alabama at Birmingham Huntsville, Alabama ▪ Key Industries: U.S. government, aerospace/defense, commercial and university research ▪ Key Employers: U.S. Army/Redstone Arsenal, Boeing Company, NASA/Marshall Space Flight Center, Intergraph Corporation, ADTRAN, Northrop Grumman, Cinram, SAIC, DirecTV, Lockheed Martin, and Toyota Motor Manufacturing Montgomery, Alabama ▪ Key Industries : U.S. and state government, U.S. Air Force , automotive manufacturing ▪ Key Employers: Maxwell Gunter Air Force Base, State of Alabama, Baptist Health Systems, Hyundai Motor Manufacturing, and MOBIS Alabama 28

Our Regions: Centers for Continued Growth (cont.) Dothan, Alabama ▪ Key Industries: Agriculture, manufacturing, and healthcare services ▪ Key Employers: Southeast Alabama Medical Center, Wayne Farms, Southern Nuclear, Michelin Tire, Pemco World Air Services, Globe Motors, and AAA Cooper Transportation Pensacola, Florida ▪ Key Industries: Military, health services, medical technology industries, and tourism ▪ Key Employers: Eglin Air Force Base, Hurlburt Field, Pensacola Whiting Field, Pensacola Naval Air Station and Corry Station, Sacred Heart Health System, West Florida Regional Hospital, Gulf Power Company, University of West Florida, Solutia, and GE Wind Energy Mobile, Alabama ▪ Key Industries: Aircraft assembly, aerospace, steel, ship building, maritime, construction, medicine, and manufacturing ▪ Key Employers: Port of Mobile, Infirmary Health Systems, Austal USA, Brookley Aeroplex , ThyssenKrupp, Infirmary Health Systems, University of South Alabama, ST Aerospace Mobile, and EADS 29

Our Regions: Centers for Continued Growth (cont.) Nashville, Tennessee ▪ Key Industries: Healthcare, manufacturing, transportation, and technology ▪ Key Employers: HCA Holdings, Nissan North America, Dollar General Corporation, Asurion , and Community Health Systems Charleston, South Carolina ▪ Key Industries: Maritime, information technology, higher education, military, manufacturing, and tourism ▪ Key Employers: Joint Base Charleston, Medical University of South Carolina, Roper St. Francis Healthcare, Boeing Company, Robert Bosch LLC, Blackbaud , and SAIC Atlanta, Georgia ▪ Key Industries: Logistics, media, information technology, and entertainment ▪ Key Employers: Coca - Cola Company, Home Depot, Delta Air Lines, AT&T Mobility, UPS, Newell - Rubbermaid, Cable News Network, and Cox Enterprises West Florida ▪ Key Industries: Defense, financial services, information technology, healthcare, transportation, manufacturing, and tourism ▪ Key Employers: Baycare Health System, University of South Florida, Tech Data, Raymond James Financial, Jabil Circuit, HSN, WellCare Health Plans, Sarasota Memorial Health Care System, Beall’s Inc., and Teco Energy 30

Our Financial Performance: Key Operating and Performance Metrics 31 2011 2012 2013 2014 2015 2016 2017 2018 6/30/2019 Balance Sheet Total Assets $2,461 $2,906 $3,521 $4,099 $5,096 $6,370 $7,082 $8,007 $8,740 Net Loans $1,809 $2,337 $2,828 $3,324 $4,173 $4,860 $5,792 $6,465 $6,897 Deposits $2,144 $2,512 $3,020 $3,398 $4,224 $5,420 $6,092 $6,916 $7,405 Loans / Deposits 85% 94% 95% 99% 99% 90% 95% 93% 93% Total Equity $196 $233 $297 $407 $449 $523 $608 $715 $779 Profitability Net Income $23.4 $34.4 $41.6 $52.3 $63.5 $81.5 $93.1 $136.9 $70.6 Net Income Available to Common $23.2 $34.0 $41.2 $51.9 $63.3 $81.4 $93.0 $136.9 $70.6 Core Net Income Available to Common (1) $23.2 $34.0 $41.2 $53.6 $65.0 $81.4 $96.3 $136.9 $70.6 Core ROAA (1) 1.12% 1.31% 1.32% 1.44% 1.42% 1.42% 1.48% 1.88% 1.72% Core ROAE (1) 14.86% 15.99% 15.70% 15.00% 14.96% 16.64% 16.96% 20.96% 19.07% Core ROACE (1) 17.01% 19.41% 18.30% 16.74% 15.73% 16.63% 16.95% 20.95% 19.06% Net Interest Margin 3.79% 3.80% 3.80% 3.68% 3.75% 3.42% 3.68% 3.75% 3.50% Core Efficiency Ratio (1) 45.54% 41.54% 38.78% 38.86% 40.73% 39.47% 34.71% 32.57% 34.33% Capital Adequacy Tangible Common Equity to Tangible Assets (2) 6.35% 6.65% 7.31% 8.96% 8.54% 7.99% 8.39% 8.77% 8.76% Common Equity Tier 1 RBC Ratio NA NA NA NA 9.72% 9.78% 9.51% 10.12% 10.18% Tier I Leverage Ratio 9.17% 8.43% 8.48% 9.91% 8.55% 8.22% 8.51% 9.07% 9.00% Tier I RBC Ratio 11.39% 9.89% 10.00% 11.75% 9.73% 9.78% 9.52% 10.13% 10.19% Total RBC Ratio 12.79% 11.78% 11.73% 13.38% 11.95% 11.84% 11.52% 12.05% 12.02% Asset Quality NPAs / Assets 1.06% 0.69% 0.64% 0.41% 0.26% 0.34% 0.25% 0.41% 0.43% NCOs / Average Loans 0.32% 0.24% 0.33% 0.17% 0.13% 0.11% 0.29% 0.20% 0.21% Loan Loss Reserve / Gross Loans 1.20% 1.11% 1.07% 1.06% 1.03% 1.06% 1.02% 1.05% 1.02% Per Share Information Common Shares Outstanding 35,593,092 37,612,872 44,100,072 49,603,036 51,945,396 52,636,896 52,992,586 53,375,195 53,526,882 Book Value per Share $4.39 $5.14 $5.83 $7.41 $8.65 $9.93 $11.47 $13.40 $14.55 Tangible Book Value per Share (2) $4.39 $5.14 $5.83 $7.41 $8.35 $9.65 $11.19 $13.13 $14.29 Diluted Earnings per Share $0.59 $0.83 $0.95 $1.05 $1.20 $1.52 $1.72 $2.53 $1.31 Core Diluted Earnings per Share (1) $0.59 $0.83 $0.95 $1.08 $1.23 $1.52 $1.78 $2.53 $1.31 Dollars in Millions Except per Share Amounts 1) For a reconciliation of these non - GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Exp lanation of Non - GAAP Financial Measures" included on page 35 of this presentation. 2) Non - GAAP financial measures. "Tangible Common Equity to Tangible Assets" and "Tangible Book value per Share" are not measures o f financial performance recognized by generally accepted accounting principles in the United States, or GAAP.

Our Financial Performance: Asset Quality 32 Dollars in Thousands 2011 2012 2013 2014 2015 2016 2017 2018 6/30/2019 Nonaccrual Loans: 1-4 Family 670 453 1,878 1,596 198 74 459 2,046 1,941 Owner-Occupied Commercial Real Estate 792 2,786 1,435 683 -- -- 556 3,358 3,558 Other Real Estate Loans 693 240 243 959 1,619 -- -- 5,022 5,022 Commercial, Financial & Agricultural 1,179 276 1,714 172 1,918 7,282 9,712 10,503 11,081 Construction 10,063 6,460 3,749 5,049 4,000 3,268 -- 997 238 Consumer 375 135 602 666 31 -- 38 -- -- Total Nonaccrual Loans 13,772 10,350 9,621 9,125 7,766 10,624 10,765 21,926 21,840 Total 90+ Days Past Due & Accruing -- 8 115 925 1 6,263 60 5,844 10,299 Total Nonperforming Loans 13,772 10,358 9,736 10,050 7,767 16,887 10,825 27,770 32,139 Other Real Estate Owned & Repossessions 12,305 9,721 12,861 6,840 5,392 4,988 6,701 5,169 5,649 Total Nonperforming Assets 26,077 20,079 22,597 16,890 13,159 21,875 17,526 32,939 37,788 Troubled Debt Restructurings (TDRs) (Accruing): 1-4 Family -- 1,709 8,225 -- -- -- 850 -- -- Owner-Occupied Commercial Real Estate 2,785 3,121 -- -- -- -- 3,664 -- -- Other Real Estate Loans 331 302 285 1,663 253 204 -- -- -- Commercial, Financial & Agricultural 1,369 1,168 962 6,632 6,618 354 11,438 3,073 2,742 Construction -- 3,213 217 -- -- -- 997 -- -- Consumer -- -- -- -- -- -- -- -- -- Total TDRs (Accruing) 4,485 9,513 9,689 8,295 6,871 558 16,949 3,073 2,742 Total Nonperforming Assets & TDRs (Accruing) 30,562 29,592 32,286 25,185 20,030 22,433 34,475 36,012 40,530 Total Nonperforming Loans to Total Loans 0.75% 0.44% 0.34% 0.30% 0.18% 0.34% 0.19% 0.43% 0.46% Total Nonperforming Assets to Total Assets 1.06% 0.69% 0.64% 0.41% 0.26% 0.34% 0.25% 0.41% 0.43% Total Nonperforming Assets & TDRs (Accruing) to Total Assets 1.24% 1.02% 0.92% 0.61% 0.39% 0.35% 0.49% 0.45% 0.46%

Our Financial Performance: Loan Loss Reserve and Charge - Offs 33 Dollars in Thousands 2010 2017 2018 6/30/2019   Allowance for Loan Losses:           Beginning of Year $ 14,737 $ 18,077 $ 22,030 $ 26,258 $ 30,663 $ 35,629 $ 43,419 $ 51,893 $ 59,406 $ 68,600 Charge-Offs:         Commercial, Financial and Agricultural (1,667) (1,096) (1,106) (1,932) (2,311) (3,802) (3,791) (13,910) (11,428) (6,647) Real Estate - Construction (3,488) (2,594) (3,088) (4,829) (1,267) (667) (815) (56) 0 0 Real Estate - Mortgage: (1,775) (1,096) (660) (241) (1,965) (1,104) (380) (2,056) (1,042) (219) Consumer (278) (867) (901) (210) (228) (171) (212) (310) (283) (281) Total Charge-Offs (7,208) (5,653) (5,755) (9,012) (5,771) (5,744) (5,198) (16,332) (12,753) (7,147) Recoveries:         Commercial, Financial and Agricultural 97 361 125 66 48 279 49 337 349 129 Real Estate - Construction 53 180 58 296 322 238 76 168 112 1 Real Estate - Mortgage: 32 12 692 36 74 169 146 89 46 11 Consumer 16 81 8 11 34 1 3 26 38 23 Total Recoveries 198 634 883 409 478 687 274 620 545 164           Net Charge-Offs (7,010) (5,019) (4,872) (8,603) (5,293) (5,057) (4,924) (15,712) (12,208) (6,983)           Provision for Loan Losses Charged to Expense 10,350 8,972 9,100 13,008 10,259 12,847 13,398 23,225 21,402 9,769           Allowance for Loan Losses at End of Period $ 18,077 $ 22,030 $ 26,258 $ 30,663 $ 35,629 $ 43,419 $ 51,893 $ 59,406 $ 68,600 $ 71,386           As a Percent of Year to Date Average Loans:         Net Charge-Offs 0.55% 0.32% 0.24% 0.33% 0.17% 0.13% 0.11% 0.29% 0.20% 0.21% Provision for Loan Losses 0.81% 0.57% 0.45% 0.50% 0.34% 0.34% 0.30% 0.43% 0.35% 0.29% Allowance for Loan Losses As a Percentage of: Loans 1.30% 1.20% 1.11% 1.07% 1.06% 1.03% 1.06% 1.02% 1.05% 1.02% 2012 2015 20162011 20142013

GAAP Reconciliation and Management Explanation of Non - GAAP Financial Measures 34 We recorded $3.1 million of additional tax expense as a result of revaluing our net deferred tax assets at December 31, 2017 due to lower corporate income tax rates provided by the Tax Cuts and Jobs Act passed into law in December 2017. We also recorded expenses of $347,000 related to terminating the lease agreement on our previous headquarters building in Birmingham, Alabama and expenses of moving into our new headquarters building. We recorded expenses of $2.1 million for the first quarter of 2015 re lat ed to the acquisition of Metro Bancshares, Inc. and the merger of Metro Bank with and into the bank, and recorded an expense of $50 0,0 00 resulting from the initial funding of reserves for unfunded loan commitments for the first quarter of 2015, consistent with g uid ance provided in the Federal Reserve Bank’s Interagency Policy Statement SR 06 - 17. Core financial measures included in this presenta tion are “core net income available to common stockholders,” “core earnings per share, basic,” “core earnings per share, diluted,” “c ore return on average assets,” “core return on average stockholders’ equity,” “core return on average common stockholders’ equity ” a nd “core efficiency ratio.” Each of these seven core financial measures excludes the impact of the non - routine expense attributabl e to the revaluing of our net deferred tax assets, lease termination, moving expenses, expenses related to the acquisition of Metro an d t he initial funding of reserves for unfunded loan commitments. This presentation also contains certain non - GAAP financial measures, including Adjusted Cost of Interest - Bearing Deposits and Adjusted Cost of Total Deposits, each of which includes overhead expenses associa ted with managing deposit accounts. We believe that presenting our cost of interest - bearing and total deposits including such overh ead expenses relative to our peers highlights our efficient delivery and operations of deposit products to our customers. We bel iev e all of these non - GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however, we acknowledge that these non - GAAP financial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results det ermined in accordance with GAAP, and they are not necessarily comparable to non - GAAP financial measures that other companies, including those in our industry, use. The following reconciliation table provides a more detailed analysis of the non - GAAP financial meas ures for June 30, 2019 and the years ended December 31, 2018, 2017, 2016, 2015, and 2014. All amounts are in thousands, except sh are and per share data.

GAAP Reconciliation 35 Dollars in Thousands $ 44,258 $ 25,465 $ 21,601 Adjustment for non-routine expense -132 829 865 $ 44,126 $ 26,294 $ 22,466 1.43% 1.38% 1.39% $ 93,092 $ 63,540 $ 52,377 Adjustment for non-routine expense 3,274 1,767 1,612 $ 96,366 $ 65,307 $ 53,989 $ 6,495,067 $ 4,591,861 $ 3,758,184 1.48% 1.42% 1.44% 16.37% 15.30% 14.43% $ 93,030 $ 63,260 $ 51,946 Adjustment for non-routine expense 3,274 1,767 1,612 $ 96,304 $ 65,027 $ 53,558 $ 568,228 $ 413,445 $ 320,005 16.95% 15.73% 16.74% $ 1.72 $ 1.20 $ 1.05 54,161,788 52,885,108 49,636,442 $ 1.78 $ 1.23 $ 1.08 1.74% 1.35 % Adjustment for Salary/Benefits & Occupancy/Equipment, Most Recent Quarter (1) $ 7,725 2.29% 1.78% 1.16% 0.89 % Adjustment for Salary/Benefits & Occupancy/Equipment, Most Recent Year (1) $ 28,052 1.75% 1.33% $ 14.55 $ 13.40 $ 11.47 $ 9.93 $ 8.65 $ 7.41 778,957 715,203 607,604 522,889 449,147 367,255 Adjusted for goodwill and other identifiable intangible assets 14,314 14,449 14,787 14,996 15,330 - $ 764,643 $ 700,754 $ 592,885 $ 507,893 $ 433,817 $ 367,255 $ 14.29 $ 13.13 $ 11.19 $ 9.65 $ 8.35 $ 7.41 8.91% 8.93% 8.58% 8.21% 8.81% 8.96% $ 8,740,237 $ 8,007,382 $ 7,082,384 $ 6,370,448 $ 5,095,509 $ 4,098,679 Adjusted for goodwill and other identifiable intangible assets 14,314 14,449 14,719 14,996 15,330 - $ 8,725,923 $ 7,992,933 $ 7,067,665 $ 6,355,452 $ 5,080,179 $ 4,098,679 8.76% 8.77% 8.39% 7.99% 8.54% 8.96 % Cost of Total Deposits, Most Recent Quarter - GAAP Cost of Total Deposits, Most Recent Year - GAAP Adjusted Cost of Interest Bearing Deposits, Most Recent Quarter - non-GAAP Adjusted Cost of Total Deposits, Most Recent Quarter - non-GAAP Adjusted Cost of Interest Bearing Deposits, Most Recent Year - non-GAAP Average common stockholders' equity Core return on average common stockholders' equity - non-GAAP Tangible book value per share - non-GAAP As Of and For the Year Ended December 31, 2014 Book value per share - GAAP As Of and For the Year Ended December 31, 2015 Provision for income taxes - GAAP Return on average assets - GAAP Core net income - non-GAAP As Of and For the Year Ended December 31, 2016 As Of and For the Year Ended December 31, 2017 As Of and For the Year Ended December 31, 2018 As Of and For the Period Ended June 30, 2019 Cost of Interest Bearing Deposits, Most Recent Quarter - GAAP Cost of Interest Bearing Deposits, Most Recent Year - GAAP Adjusted Cost of Total Deposits, Most Recent Year - non-GAAP Stockholders' equity to total assets - GAAP Total assets - GAAP Total tangible assets - non-GAAP Tangible common equity to total tangible assets - non-GAAP Core provision for income taxes - non-GAAP Net income - GAAP Core diluted earnings per share - non-GAAP Total common stockholders' equity - GAAP Tangible common stockholders' equity - non-GAAP Average assets Core return on average assets - non-GAAP Return on average common stockholders' equity - GAAP Net income available to common stockholders - GAAP Diluted earnings per share - GAAP Weighted average shares outstanding, diluted - GAAP Core net income available to common stockholders - non-GAAP 1) Adjustment includes 41 . 4 % of reported compensation and benefits expense and 78 . 2 % of reported occupancy and equipment expense . Percentages were derived from SFBS management’s internal analysis ; inclusive of management estimates of salary and benefits expense for deposit gathering officers, support staff, monthly core system costs, and additional support center overhead

Selected Peer Groups Note: Financial data as of June 30, 2019 Source: S&P Global Market Intelligence Southeast Peer Group High Performing Peer Group High Priced Peer Group Selected Major Exchange Nationwide Banks with Total Assets $5 Billion - $30 Billion and Price/TBV > 210% Ticker Company Name Location BOH Bank of Hawaii Corp. Honolulu, HI CBSH Commerce Bancshares Inc. Kansas City, MO CBU Community Bank System Inc. De Witt, NY CVBF CVB Financial Corp. Ontario, CA FBK FB Financial Corp. Nashville, TN FFIN First Financial Bankshares Abilene, TX GBCI Glacier Bancorp Inc. Kalispell, MT HOMB Home BancShares Inc. Conway, AR INDB Independent Bank Corp. Rockland, MA TCF TCF Financial Corp. Detroit, MI TMP Tompkins Financial Corporation Ithaca, NY WABC Westamerica Bancorp. San Rafael, CA Selected Major Exchange Nationwide Banks with Total Assets $5 Billion - $30 Billion TCE/TA > 8.0% and MRQ Core ROAA > 1.60% Ticker Company Name City, State BANF BancFirst Corp. Oklahoma City, OK OZK Bank OZK Little Rock, AR CATY Cathay General Bancorp Los Angeles, CA CSFL CenterState Bank Corp. Winter Haven, FL CBSH Commerce Bancshares Inc. Kansas City, MO CBU Community Bank System Inc. De Witt, NY CVBF CVB Financial Corp. Ontario, CA EGBN Eagle Bancorp Inc Bethesda, MD FBK FB Financial Corp. Nashville, TN FBNC First Bancorp Southern Pines, NC FFBC First Financial Bancorp. Cincinnati, OH FFIN First Financial Bankshares Abilene, TX GBCI Glacier Bancorp Inc. Kalispell, MT HTH Hilltop Holdings Inc. Dallas, TX HOMB Home BancShares Inc. Conway, AR INDB Independent Bank Corp. Rockland, MA PACW PacWest Bancorp Beverly Hills, CA PNFP Pinnacle Financial Partners Nashville, TN VBTX Veritex Holdings Inc. Dallas, TX WAL Western Alliance Bancorp Phoenix, AZ Selected Major Exchange Southeast Banks with Total Assets $5 Billion - $15 Billion Ticker Company Name Location AMTB Amerant Bancorp Inc. Coral Gables, FL ABCB Ameris Bancorp Moultrie, GA FBK FB Financial Corp. Nashville, TN FBNC First Bancorp Southern Pines, NC RNST Renasant Corp. Tupelo, MS SBCF Seacoast Banking Corp. of FL Stuart, FL TOWN TowneBank Portsmouth, VA TRMK Trustmark Corp. Jackson, MS UCBI United Community Banks Inc. Blairsville, GA WSBC WesBanco Inc. Wheeling, WV 36